SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549
                               ---------

                               FORM 8-K



 Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                of 1934


           Date of Report (Date of earliest event reported):
                           February 27, 1997


                   GS Financial Products U.S., L.P.
        (Exact name of registrant as specified in its charter)


      CAYMAN ISLANDS                 NO. 000-25178               52-1919759
(State or other jurisdiction    (Commission File Number)    (I.R.S. employer
    of incorporation                                        identification no.)



                             P.O. Box 896
                  Harbour Centre, North Church Street
                     Grand Cayman, Cayman Islands
                          British West Indies
               (Address of principal executive offices)


                            (809) 945-1326
         (Registrant's telephone number, including area code)




--------------------------------------------------------------------------------
     (Former name or former address, if changes since last report)

Item 5.  Other Events.


         Accompanying this Current Report on Form 8-K as exhibits 23.1 and 99.1 hereto, respectively, are (i) the consent of Coopers & Lybrand L.L.P., independent accountants, to the incorporation by reference of the report on their audit of the balance sheets of GS Financial Products US Co. as of November 24, 1995 and November 29, 1996, in the registrant's Registration Statement on Form S-3 (File No 33-99948) and (ii) the balance sheets of GS Financial Products US Co. as of November 24, 1995 and November 29, 1996, including the report of Coopers & Lybrand L.L.P., independent accountants, thereon.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)  The following exhibits are filed as part of this Form 8-K:

              23.1   Consent of Coopers & Lybrand L.L.P.

              99.1 Balance Sheets of GS Financial Products US Co., including independent accountants' report thereon.




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

                               SIGNATURE
                               ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on this 27th day of February, 1997.



                                   GS FINANCIAL PRODUCTS U.S., L.P.
                                   acting by its general partner,
                                   GS Financial Products US Co.



                              By:  /s/ Greg Swart
                                   -----------------------------------
                                   Name:   Greg Swart
                                   Title:  President

                                   For and on behalf of GS Financial Products US Co., managing general partner of GS Financial Products U.S., L.P.


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



                                Index to Exhibits
                                -----------------



Exhibit No.  Description
-----------  ------------------------------------------------

 23.1        Consent of Coopers & Lybrand L.L.P.

 99.1 Balance Sheets of GS Financial Products US Co., including independent accountants' report thereon.





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